EXHIBIT 21

SUBSIDIARIES AS OF DECEMBER 31, 2019

Co. ntral Division Logistics, LLC . C. Smith Companies, LLC C ulcan Concrete, LLC
	State or Other Jurisdiction of Incorporation or Organization	% Owned Directly or Indirectly by Vulcan

Aggregates USA, LLC

Aggregates USA (Augusta), LLC

Aggregates USA (Macon), LLC

Aggregates USA (Savannah), LLC

Aggregates USA (Sparta), LLC

Arundel Company, LLC

Atlantic Granite Company, LLC

Azusa Rock, LLC

Black Point Aggregates, Inc.

Calhoun Asphalt Company, Inc.

Calizas Industriales del Carmen, S.A. de C.V.

CalMat Co.

Chem-Marine of South Carolina

DMG Equipment Company, LLC

Florida Rock Industries, Inc.

Freeport Aggregates Limited

FRI Bahamas Ltd.

Fulton Concrete Company, LLC

Harper Brothers, LLC

Heritage Logistics, LLC

Legacy Vulcan, LLC

Maryland Rock Industries, LLC

Maryland Stone, LLC

McCartney Construction Company, Inc.

McCartney Construction Company, LLC

Mideast Division Logistics, LLC

Mountain West Logistics, LLC

North American Recycling and Crushing, LLC

Rancho Piedra Caliza, S.A. de C.V.

Rapica Servicios Tecnicos Y Administrativos, S.A. de C.V.

R. C. Smith Companies, LLC

RECO Transportation, LLC

S & G Concrete Company, LLC

Salisbury Towing, LLC

Servicios Integrales, Gestoria Y Administracion, S.A. de C. V.

Shamrock Building Materials, LLC

Soportes Tecnicos Y Administrativos, S.A. de C.V.

Southeast Division Logistics, LLC

Southern Gulf Coast Division Logistics, LLC

Statewide Transport, LLC

Stone Creek Mira Mesa LLC

TCS Materials, LLC

Triangle Rock Products, LLC

VGCM, B.V.

Virginia Concrete Company, LLC

Vulcan Aggregates Company, LLC

Vulcan Asphalt, LLC

Vulcan Beaches, LLC

Vulcan Concrete, LLC

Vulcan Construction Materials, LLC

Vulcan Gulf Coast Materials, LLC

Vulcan International, B.V.

Vulcan Lands, Inc.

Vulcan Logistics, LLC

Vulica Shipping Company, Limited

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

South Carolina

Delaware

Nova Scotia

Alabama

Mexico

Delaware

South Carolina

Delaware

Florida

Bahamas

Bahamas

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Alabama

Alabama

Delaware

Delaware

Delaware

Mexico

Mexico

Delaware

Delaware

Delaware

Delaware

Mexico

Delaware

Mexico

Delaware

Delaware

Delaware

California

Delaware

Delaware

Netherlands

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

North Carolina

Netherlands

New Jersey

Delaware

Bahamas

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

100

Exhibit 21